U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 15, 2018

Date of Report

(Date of earliest event reported)

(Exact name of Registrant as specified in its Charter)

Nevada	99-0377457
(State or other jurisdiction of incorporation or formation)	(I.R.S. Employer Identification Number)

168 North Johnson Street Suite 302 Dallas, Georgia	30132
(Address of principal executive offices)	(Zip Code)

(678) 401-8601

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2018, Staffing Group Ltd. (the “Company”), (OTCPINK: TSGL) announced the mutually agreed upon resignation of Mrs. Kimberly Thompson as Interim CEO of the Company. The resignation is effective February 9, 2018.

Immediately effective upon the resignation, the Company appointed Mr. Jonathan Cross as CEO and Chairman of the Board of Directors of the Company. Mr. Cross will draw no salary in either position.

Jonathan is a seasoned investor with over 30 years of experience in principal investing, domestic and cross-border M&A, corporate finance and corporate restructuring, and is the Managing Director of Shefford Capital Partners, LLC., a New York based private equity firm.

Subsequently, the Board of Directors retained Mrs. Kimberly Thompson as Director of the Board of Directors and appointed her President of the Company. Mrs. Thompson will be responsible for overseeing the day-to-day operations of the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAFFING GROUP LTD.

Date: February 15, 2018	By:	/s/ Jonathan Cross
	Name:	Jonathan Cross
	Title:	Chairman/Chief Executive Officer

3